UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2001

                        MERISTAR HOSPITALITY CORPORATION
             (Exact name of registrant as specified in its charter)

           MARYLAND                  1-11903                  75-2648842
   (State or other jurisdiction   (Commission File           (IRS Employer
        of incorporation)            Number)             Identification Number)

                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 295-1000

                                    FORM 8-K

                              ITEM 5. OTHER EVENTS

MeriStar Hospitality Corporation, a Maryland corporation ("MeriStar"),
MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership ("MeriStar OP"), FelCor Lodging Trust Incorporated, a Maryland corporation ("FelCor") and FelCor Lodging Limited Partnership, a Delaware limited partnership ("FelCor OP"), entered into an Agreement and Plan of Merger, dated as of May 9, 2001 (the " Merger Agreement"). On August 16, 2001, MeriStar, MeriStar OP, FelCor and FelCor OP entered into a First Amendment (the "First Amendment") to the Merger Agreement and added FelCor Mergesub, L.L.C., a Delaware limited liability company ("FelCor Mergesub"), as a party to the Merger Agreement

A copy of the Merger Agreement and a more complete description of it and the associated transactions can be found in the Registration Statement on Form S-4 of FelCor and FelCor OP (file no. 333-62510) (the "Registration Statement"). A copy of the First Amendment is attached as Exhibit 2.1 to this report, and a more complete description of it and the associated transactions can be found in the Registration Statement. All investors are encouraged to read, carefully and in its entirety, the Registration Statement, the Merger Agreement and the First Amendment.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

                  EXHIBIT     DESCRIPTION
                  2.1         First Amendment to Agreement and Plan of Merger,
                              dated as of August 16, 2001, among MeriStar
                              MeriStar OP, FelCor, FelCor OPand FelCor Mergesub.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 28, 2001

                                         MERISTAR HOSPITALITY CORPORATION



                                         By: /s/ Christopher L. Bennett
                                             -------------------------------
                                         Christopher L. Bennett
                                         Vice President, Legal and Secretary

                                  EXHIBIT INDEX


EXHIBIT        DESCRIPTION

2.1 First Amendment to Agreement and Plan of Merger, dated as of August 16, 2001, among MeriStar MeriStar OP, FelCor, FelCor OP and FelCor Mergesub.